                                                                 EXHIBIT 10.11


                                                            Loan #: 1058-1-50131

                          LOAN AND SECURITY AGREEMENT



     THIS LOAN AND SECURITY AGREEMENT ("Agreement"), dated as of April 14, 1997, is between TELECAPITAL, L.P. ("TeleCapital"), a Delaware limited partnership, with offices at 2530 S. Parker Road, Suite 500, Aurora, Colorado 80014 and METROPHONE TELECOMMUNICATIONS, INC. ("Borrower"), a Washington corporation, having its principal place of business at 13820 NE 65th Street, #538, Redmond, WA 98052.



          INTRODUCTION. TeleCapital has agreed to provide loans ("Loans") to
          ------------
Borrower to finance certain telephone equipment, and Borrower has agreed, in part, to grant to TeleCapital certain collateral including first security interests in and an option to purchase that equipment and certain pledges and assignments of revenue and location rights relating to that equipment.



          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, TeleCapital and Borrower agree as follows:



                               SECTION 1. LOANS
                               ----------------


     Subject to the terms and conditions of this Agreement, TeleCapital agrees to make loans ("Loans") to the Borrower up to the aggregate amount of Fifty-five Thousand and 00/100 Dollars ($55,000.00) (the "Commitment") as follows:



          1.1  Interest Rate. The interest rate shall be Fourteen and Ninety
               -------------
Hundredths percent (14.90%) per annum calculated on the basis of a 360 day year of 12 30-day months.



          1.2  Repayment. Each Loan shall be repaid in Sixty (60) equal monthly
               ---------
payments of principal plus accrued interest beginning on the 15th day of the first full month after that Loan is made. If any Loan is made on any day other than the 15th day of any month, Borrower shall, on the day that Loan is made, pay interest for that month in advance. Payments shall be applied first to accrued interest and then principal.



          1.3  Commitment Period. TeleCapital's Commitment to make Loans under
               -----------------
this Agreement shall expire automatically on ____________, 19__, unless extended in writing by TeleCapital, in its absolute discretion.



          1.4  The Notes. Each Loan shall be evidenced by a note ("Note") in the
               ---------
form annexed as Exhibit A, which contains other terms and conditions of each Loan and is hereby incorporated into this Agreement.



          1.5  Limitation on Each Loan. Each Loan shall be in amount not to
               -----------------------
exceed the loan value ("Loan Value") of each item of Equipment (as defined in Section 3.1) being financed by that Loan as indicated on Schedule 1. Loans shall be minimum amounts of $50,000.00.



          1.6  Payment. Borrower shall make payments to TeleCapital at the
               -------
address set forth in the caption of this Agreement or at such other location as TeleCapital shall designate in writing.



          1.7  Use of Proceeds; Direct Payment to Vendor. Except as may
               -----------------------------------------
otherwise be agreed by TeleCapital in its absolute discretion, all Loans shall be advanced by TeleCapital directly (x) to the vendor of the Equipment, in the case of purchase money financing or (y) to holders of liens on the Equipment, in the case of a refinancing; and the balance, if any, shall be remitted to Borrower.



          1.8  Not a Revolving Loan. This is not a facility for a revolving
               --------------------
loan. The Commitment represents the aggregate amount of Loans that TeleCapital is obligated to make.



          1.9  Interest Limits. If the fulfillment of any provision in this
               ---------------
Agreement, any Note or any other Operative Document (as defined in Section 3.2 below) relating to the rate of interest is prohibited by, or in violation of, any applicable law in effect at the time payment is due, the interest rate shall be automatically reduced to the maximum rate then permitted by law. If for any reason TeleCapital should receive as interest an amount that would exceed the highest applicable lawful rate of interest, that amount in excess of the lawful rate shall be deemed to have been credited against principal and not against interest. This provision shall control every other provision in any Operative Document that is applicable to the calculation of interest.



                        SECTION 2 - CONDITIONS PRECEDENT
                        --------------------------------


     TeleCapital will have no duty to make any Loan unless all conditions in this Agreement have been, and continue to be, met including each of the following:



          2.1  Loans. TeleCapital shall have received each of the following to
               -----
TeleCapital's satisfaction:



          (i) All times that TeleCapital has required in its letter to Borrower ("Approval Letter") dated ____________, 19__, approving the Loans;



          (ii) Duly executed copies of all Operative Documents including, as to each Loan, a duly completed and executed Note;



          (iii) A true copy of all documents relating to the purchase of the Equipment from the vendor including any purchase agreement, purchase order or invoice (the "Equipment Purchase Documents");



          (iv) UCC-1 financing statements and any other documents that may be required to give TeleCapital a duly perfected first priority security interest in all Collateral (as defined in Section 3.1 below));

          (v) A true copy of Borrower's agreements (the "Revenue Agreements") with the provider of operator assisted long distance telephone, dial around and any other revenue producing service for all of the Equipment, in form acceptable to TeleCapital;

          (vi) An Acceptance and Delivery Certificate from Borrower acknowledging receipt of the Equipment, unless determined by TeleCapital to be inapplicable;

          (vii) All executed originals of each location, license, lease or other agreement ("Location Agreement") for each actual and proposed Equipment location; and

          (viii) Any other documents that may be reasonably required by TeleCapital.

          2.2 No Default or Event of Default (as defined below) has occurred and is continuing.


          2.3 All representations and warranties in this Agreement and any other Operative Document are, and continue to be, true and complete, as to conditions and circumstances as of the date of each Loan.



          2.4 There has been no material adverse change in the financial condition of the Borrower or any guarantor in the value of any Collateral.



                  SECTION 3 - COLLATERAL; SECURED OBLIGATIONS
                  -------------------------------------------


          3.1     Granting Clause. To secure the payment, observance and
                  ---------------
performance of all Obligations (as defined in Section 3.2), Borrower hereby grants to TeleCapital a security interest in, and assigns to TeleCapital all of Borrower's present or future interest in the following (collectively, the "Collateral"): (A) All phones and other items listed on Schedule 1 to this Agreement [and, in the case of purchase money financing, any other equipment purchased (or to be purchased) by Borrower pursuant to any Equipment Purchase Documents], together with all pedestals, enclosures, accessories, parts, components, additions, improvements, substitutions or replacements thereto and thereof (collectively, "Equipment", and all records, warranties, maintenance agreements, licenses and permits relating to the foregoing, and all proceeds and products of an substitutions for, the foregoing (collectively, the "Equipment Collateral"); (B) all existing and future Revenue Agreements (including all commissions for all phones payable thereunder) and Location Agreements, all existing and future accounts, general intangibles, chattel paper, cash and other revenues from the use of Equipment, all books, data bases and other records relating to the foregoing and all proceeds of, and substitutions for, the foregoing (collectively, the "Intangible Collateral"); (C) the Deposit (as defined below); (D) all Borrower's other existing and future "accounts", "general intangibles", "chattel paper", "equipment", "inventory" and "goods" (as those terms are defined in the Uniform Commercial Code) and all other property of any kind; and all proceeds and products of, and substitutions for, all of the foregoing.



          3.2     Secured Obligations. The term "Obligations" means all existing
                  -------------------
and future indebtedness, obligations, liabilities and duties of all kinds (including principal, interest and expenses) owing from Borrower to TeleCapital, whether direct or indirect, contingent or non-contingent, secured or unsecured, liquidated or unliquidated, matured or unmatured or due or to become due, including those arising under this Agreement, any Note, Revenue Assignment (as defined below), Location Assignment (as defined below) or any other agreement, note guaranty or other document executed in connection with this Agreement (collectively, the "Operative Documents" and any other existing or future loan from TeleCapital to Borrower.



          3.3     Location of Equipment Collateral. All of the Equipment
                  --------------------------------
Collateral shall be kept at Borrower's premises identified in the caption of this Agreement ("Borrower's Premises"), or at the locations listed on Schedule 1 to this Agreement, provided that the Equipment at each such location is the subject of a Location Agreement in accordance with the requirements of the Location Assignment. Borrower shall advise TeleCapital in writing of the specific location of each item of the Equipment Collateral at least ten days before the date such items are to be moved from Borrower's Premises to the address for that Equipment Collateral specified on Schedule 1. No item of Equipment Collateral shall thereafter be relocated unless TeleCapital shall have received at least ten days prior written notice from Borrower of the new location, duly executed USS financing statements for that location, executed originals of a LA in accordance with the requirements of the Location Assignment, and, if required by TeleCapital, and, if required by TeleCapital, lien searches for that location. Notwithstanding the foregoing, Borrower may not move any Equipment Collateral if, in the judgment of TeleCapital, that move will materially effect its liens, rights or interests in that Equipment Collateral.



          3.4     Perfection of Liens. Borrower shall (i) execute such financing
                  -------------------
statements (including amendments, continuation statements and other documents, in form reasonably satisfactory to TeleCapital as TeleCapital may specify; (ii) pay or reimburse TeleCapital for all UCC-1 filing fees or other recording fees and search fees and search fees; and (iii) take those other steps as TeleCapital may reasonably direct from time to time, including the noting of TeleCapital's lien on the Collateral and delivering all originals of each Location Agreement to TeleCapital, all to perfect TeleCapital's security interest in the Collateral. Borrower hereby irrevocably authorizes TeleCapital to execute on behalf of Borrower and to file those financing and continuation statements and to take those other actions as TeleCapital deems appropriate from time to time at Borrower's expense to perfect and continue TeleCapital's security interest in the Collateral, and if an Event of Default shall occur and be continuing to notify Borrower's creditors and others of TeleCapital's security interest and the exercise of its rights and remedies.



          3.5     Assignment of Location. Pursuant to TeleCapital's form of
                  ----------------------
Assignment of Location Agreement ("Location Assignment"), Borrower shall assign to TeleCapital, and grant a security interest to TeleCapital in, each Location Agreement.



          3.6     Assignment of Revenue Agreement. (a) Pursuant to TeleCapital's
                  -------------------------------
form of Assignment of Revenue Commissions ("Revenue Assignment"), Borrower shall assign to TeleCapital and grant a security interest to TeleCapital in all Borrower's right, title and interest in and to existing and future agreements ("Revenue Agreements") with operator service, dial around and other revenue service providers pursuant to which commissions, fees, surcharges and other revenue is to be paid to Borrower relating to any Equipment including any

Revenue Agreement referenced in any Revenue Assignment, and provide irrevocable instructions to the provider or other payor under the Revenue Agreement to make payments to TeleCapital in the amount, and at the times, that payments are due under each Note, prior to making payments to the Borrower, and the provider or payor shall execute and deliver to TeleCapital the consent to assignment and payment instructions annexed thereto, and (b) as provided in the Revenue Assignment, Borrower shall not change the service provided for any phones that is subject to an Revenue Agreement or remove any phone from the coverage of an Revenue Agreement, whether or not that phone is part of the Equipment, unless Borrower has complied with the requirements of the Revenue Assignment in connection therewith, to TeleCapital's reasonable satisfaction.



          3.7  Labeling and Legending. Borrower shall affix a sticker or other
               ----------------------
form of notice as may be acceptable to TeleCapital, noting Borrower's ownership and, if requested by TeleCapital, TeleCapital's security interest, on prominent place on each pay telephone cabinet which is part of the Equipment Collateral. If requested by TeleCapital, Borrower shall also mark any other Collateral and its books and records in a manner satisfactory to TeleCapital to show TeleCapital's security interest.



                       SECTION 4 - WARRANTIES; COVENANTS
                       ---------------------------------


          Borrower represents and warrants as follows:



          4.1  Organization and Authority. It is a corporation duly organized,
               --------------------------
validly existing, and in good standing, under the laws of the State of Washington, has the authority and power necessary to own its assets and to transact the business in which it is engaged, and is duly qualified and in good standing to do business, in each jurisdiction in which the conduct of its business or the ownership of its assets so requires.



          4.2  Authority. It has the absolute and unrestricted right, power,
               ---------
authority and capacity to execute and deliver this Agreement and each of the other Operative Document, and to perform its obligations hereunder and thereunder. The signatory below is duly authorized to execute and deliver this Agreement.



          4.3  No Conflict.  Its execution and delivery of this Agreement and of
               -----------
the other Operative Documents, and the consummation and performance of any of the transactions contemplated hereby or thereby, do not and will not (a)(i) violate any applicable law or any judgment, order, or decree of any court or other governmental authority, or (ii) violate any provision of its charter or bylaws; (b) violate any provision of, or cause a default under, any mortgage, indenture, agreement or other undertaking to which it is a party or by which it is bound; or (c) result in the creation or imposition of any lien on any of its assets.



          4.4  Enforceability. It has duly authorized, executed, and delivered
               --------------
this Agreement and the other Operative Documents. This Agreement and the other Operative Documents constitute the legal, valid, and binding obligations of Borrower, enforceable against it in accordance with their respective terms.



          4.5  Consents and Permits. No consent of any other person (including
               --------------------
such person's shareholders) and no consent, license, approval, or exemption by, or authorization of, or registration or declaration with, any governmental authority, is necessary to (a) its execution, delivery or performance of this Agreement or of any other Operative Document, or (b) the validity or enforceability of this Agreement or of any other Operative Document.



          4.6  No Defaults. It is not in default, and no event or condition
               -----------
exists that after the giving of notice or lapse of time or both, would constitute an event of default under any mortgage, indenture, agreement, judgement, or other undertaking, to which it is a party or by which it is bound.



          4.7  No Litigation. There is no action, suit, investigation, or
               -------------
proceeding pending, or the best of its knowledge threatened, against or affecting it or any of its assets that, if adversely determined, is reasonably likely to result in a material adverse effect on Borrower.



          4.8  Title; Liens. Borrower holds good title to the Collateral, free
               ------------
of all liens, restrictions, taxes and encumbrances (collectively "Liens"). Upon the filing of the UCC-1 financing statements executed by Borrower describing the Collateral in the UCC-1 filing offices described therein, TeleCapital will have a duly perfected first priority security interest in all Collateral, free of all other Liens. Borrower hereby warrants and will forever defend that title and the enforceability and priority of liens created by this Agreement or any other Operative Document at Borrower's expense.



          4.9  Name and History. Borrower has not (a) had, used or operated
               ----------------
under any other name or trade name, (b) acquired no other organization or entity or a substantial portion of the assets of any individual or other organization or entity, or (c) merged, or been merged into, no other organization or entity, except as has been disclosed in writing to TeleCapital. If Borrower is purchasing, or has purchased, any Equipment from anyone other than the manufacturer or a dealer of that Equipment in the ordinary course of that dealer's business, or if Borrower is purchasing or has purchased any Location Agreements, the full name and address of any such seller of any Equipment or Location Agreement, and any other names used by that seller in the five years prior to the Borrower's acquisition, are set forth on the annexed
Schedule 4.9.



          4.10  Financial Disclosures. All financial information of Borrower
                ---------------------
which Borrower has disclosed to TeleCapital has been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fully and fairly represent the financial condition and results of operations of Borrower and there have been no material adverse changes in the financial condition and results of operations of Borrower.



          4.11  Solvency. Borrower is solvent and shall so remain during the
                --------
term hereof; no receiver, liquidator or trustee has been appointed for Borrower or any of its properties; Borrower has not been adjudged bankrupt or insolvent; Borrower is not affected by any voluntary or involuntary bankruptcy petitions or arrangement of reorganization or by any assignment for the benefit of creditors or by any proceeding of dissolution or liquidation, and none of such actions are contemplated or threatened by or against Borrower.

          4.12  Survival. All representations, warranties and agreements
                --------
contained in this Agreement or in any other Operative Documents shall survive the consummation of the transactions contemplated by this Agreement notwithstanding any investigation conducted, or knowledge acquired, with respect thereto.



                       SECTION 5 - AFFIRMATIVE COVENANTS
                       ---------------------------------


          Borrower shall do each of the following:



          5.1  Obligations. Pay all indebtedness, and abide by all terms and
               -----------
conditions, under each Note, this Agreement, all other Operative Documents and all other Obligations when due.



          5.2  Financial Reporting. Deliver to TeleCapital financial information
               -------------------
and documents as follows:


                (a) within ninety days after the close of each fiscal year end financial statements as of the close of such fiscal period including a balance sheet and with the related statements of operations, retained earnings and changes in cash flows for such fiscal period, prepared on a reviewed basis in accordance with generally accepted accounting principles by a CPA; and



                (b) simultaneously with the submission of each financial statement described above, a personal certification of an offer of Borrower (i) that each such financial statement is true and complete, and (ii) that there exists no condition or event that constitutes, or with notice or lapse of time or both would constitute a default under this Agreement or any other Obligations, and if any such condition or event existed or exists, specifying the nature and period of existence and what action, if any, is being taken to remedy each such condition or event; and



                (c) such other information including books, records, expense ledgers, tax filings, phone bills, canceled checks and all other reports and statements respecting the business and properties or the condition or operations, financial or otherwise, of Borrower and the Collateral in form, and at intervals, as TeleCapital may from time to time reasonably request.



          5.3  Condition of Property. Keep the Equipment Collateral in good and
               ---------------------
clean condition and make all repairs that are required in the ordinary course of business to operate the Equipment Collateral.



          5.4  Inspections. At any time during the regular business hours after
               -----------
at least one business day's notice and as often as requested, permit TeleCapital and its agents and employees to inspect the Collateral and examine, audit and make copies and abstracts from any and all of Borrower's books and records relating to the Collateral or Borrower's financial condition as TeleCapital may reasonably request, including OSP, dial around and other commission or revenue statements, phone bills and canceled checks for payments on Location Agreements.



          5.5  Compliance With Laws. Comply with all laws, ordinances,
               --------------------
regulations and restrictions affecting the Equipment Collateral, and pay all taxes on the Equipment Collateral when due.



          5.6  Preservation of Existence. Preserve and maintain its existence,
               -------------------------
licenses, qualifications and good standing in its jurisdiction of formation and all authorizations, consents, licenses, permits, registrations and qualifications that are necessary for the transaction of business and the operation of the Equipment Collateral.



          5.7  Indemnity. Indemnify, defend (with counsel reasonably acceptable
               ---------
to TeleCapital) and hold harmless TeleCapital (including TeleCapital's agents, employees, officers and directors) against all losses, claims, suits, fines, damages and expenses, including reasonable attorney's fees and disbursements, incurred by reason of, or in connection with, this Agreement, any other Operative Document or any Collateral, any loan or accommodation to Borrower or in connection with maintaining TeleCapital's interest in any of the foregoing, except to the extent caused by TeleCapital's willful misconduct or gross negligence.



          5.8  Insurance Coverage. Borrower shall keep the Equipment Collateral
               ------------------
insured as follows:


                (a) Physical Damage Insurance. Maintain extended coverage physical damage insurance written in the name of Borrower covering all Equipment Collateral that is in Borrower's possession or control, reasonably satisfactory to TeleCapital.



                (b) Liability Insurance. Maintain broad form comprehensive general liability insurance, reasonably satisfactory to TeleCapital.



                (c) Policy Terms. All policies shall meet the requirements that TeleCapital in its reasonably discretion establishes from time to time for its customers in Borrower's industry including the following (i) all policies shall name TeleCapital "and its successors and assigns" as "additional insured" as to all liability insurance and "'loss payee" as to all physical loss insurance; and
(ii) if requested by TeleCapital, Borrower shall provide to TeleCapital current certificates of insurance confirming all of the above coverage and, thereafter, at least ten days prior to the expiration date of any insurance listed on any insurance certificate previously given to TeleCapital certificates evidencing that the insurance has been renewed.



                (d) Insurance Proceeds. TeleCapital shall have the exclusive authority to receive directly all insurance proceeds relating to any Equipment Collateral, settle or compromise all claims relating to such proceeds and determine whether to apply such proceeds to reduce any Note or any other Obligations or to repair or replace any Equipment Collateral, provided that so long as no Event of Default has occurred and is continuing, TeleCapital shall settle or compromise any claim only with the consent of Borrower and TeleCapital shall release such proceeds for the purchase of Equipment of like or greater value that will serve as replacement Collateral, to TeleCapital's reasonable satisfaction.


          5.9  Use of Equipment. Borrower may, in any lawful manner not
               ----------------
inconsistent with this Agreement, use the Collateral to the extent that is ordinary and necessary in the carrying on of Borrower's primary business, provided that Borrower shall not sell, exchange, lease or otherwise dispose of any Collateral or any of Borrower's rights therein without the prior written consent of TeleCapital.



          5.10  Title; Liens. Borrower shall maintain exclusive ownership of all
                ------------
Collateral, free of all Liens, except in favor of TeleCapital.



          5.11  Maintenance of Records. Borrower shall maintain accurate,
                ----------------------
complete and detailed books and records pertaining to the Collateral, including itemized records as to all collections from each item of Equipment Collateral subject to the Revenue Agreement or any Location Agreements.



          5.12  Notices to TeleCapital. Borrower shall notify TeleCapital
                ----------------------
immediately in writing if any of the following shall occur. (a) Borrower becomes aware of the occurrence of any Event of Default or of any fact, condition or event that with the giving of notice or passage of time or both, could become an Event of Default ("Default"); (b) any change in the location of any of Borrower's places of business or of establishment of any new, or the discontinuance of any existing place of business or location of any of Borrower's books and records, and with respect to those new places of business and locations, comply with Section 3.3 and (c) (i) the institution of any litigation in which Borrower is a party if an adverse decision there would require Borrower to pay more than $100,000 or deliver assets the value of which exceeds that sum; (ii) the institution of any other suit or any administrative proceeding involving Borrower that might materially and adversely affect Borrower's operations, financial condition, property or business; (iii) any material adverse change in Borrower's business or financial condition or in the value of any of the Collateral.



                         SECTION 6 - EVENTS OF DEFAULT
                         -----------------------------


          Any of the following events or conditions shall constitute an "Event of Default" under this Agreement and the other Operative Document and Obligations if not cured within the applicable cure period, if any, set forth below:



          6.1  Payments. Any failure to make any payment required in any Note,
               --------
this Agreement, any other Operative Document or any other Obligation when due provided, however, that the Borrower shall have the right to cure that default within three days of notice of default, which cure right may not be exercised more than one time in any consecutive six month period; or



          6.2  Other Terms. Any failure to perform or observe any term or
               -----------
condition contained in this Agreement, any Note or any other Operative Document when due provided, however, that Borrower may effect a complete cure of any non-monetary covenant in this Agreement, except for any Event of Default referred to in any other subsection of this Section 6, within 30 days of notice of default; or



          6.3  Representations. Any representation, statement or warranty made
               ---------------
by or on behalf of Borrower (or any guarantor) in this Agreement, any other Operative Document, or certificate or otherwise made or given to Agreement at any time shall be incorrect, incomplete or misleading when made in any material respect; or

          6.4  Financial Information and Inspections.  Any failure to furnish
               --------------------------------------
financial information or to permit inspection of the Collateral in any records as required under this Agreement or any other loan Document, provided that Borrower shall have ten days after notices to cure any default of Section 5.2; or


          6.5  Lien Defaults or Foreclosures. Proceedings shall have been
               -----------------------------
instituted or actions take for the foreclosure or enforcement of any security interest, judgement, assignment or other lien or encumbrance affecting the Collateral; or



          6.6  Judgments. Any judgment shall be entered against Borrower or any
               ---------
guarantor (collectively "Obligor") in excess of $25,000.00, that is not within 30 days of entry, discharged, or stayed and bonded, to the reasonably satisfaction of TeleCapital; or



          6.7  Insolvency. Any filing of a petition by or against any Obligor
               ----------
under any bankruptcy or insolvency law or an assignment by any Obligor of any property or assets for the benefit of creditors, provided, however, that any Obligor shall have 30 days to obtain a court order dismissing any bankruptcy or insolvency proceeding that is filed without consent of the Obligor; or



          6.8  Liens. Any Lien shall encumber any Collateral other than
               -----
TeleCapital's liens; or



          6.9  Good Standing. The failure of Borrower or any corporate guarantor
               -------------
to remain in good standing in its state of incorporation.



          6.10  Changes of Locations or Providers. Any violation of Section 3.3
                ---------------------------------
or 3.6(b).



          6.11  Change in Control. Any change in the ownership, capitalization
                -----------------
or organizational structure of Borrower that, in Lender's judgment, results in a change in control of Borrower.



                SECTION 7 - TELECAPITAL'S REMEDIES UPON DEFAULT
                -----------------------------------------------


          On the occurrence of any Event of Default (after the expiration of any applicable cure period), and at any later time, TeleCapital may in its discretion, do any of the following in any order and in any combination:



          a. Declare all Obligations to be due and payable immediately and proceed to enforce payment and exercise any and all of the rights and remedies provided by the Uniform Commercial Code as well as other rights and remedies provided to TeleCapital either at law or in equity; and



          b. Require Borrower to assemble the Collateral and make it available to TeleCapital at any place to be designated by TeleCapital that is reasonably convenient to TeleCapital. TeleCapital will give borrower reasonable notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Borrower shown at the beginning of this Agreement at least ten (10) days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling, or the like, including TeleCapital's reasonable attorneys' fees and legal expenses, auctioneer's, storage and other charges, shall be satisfied from the proceeds of any such sale; and



          c. As to any Collateral that involves obligations of third parties to Borrower, including the Intangible Collateral, notify those obligors of the interest granted to TeleCapital under this Agreement and direct those obligors to make payments directly to TeleCapital or to any designee; and



          d. Exercise all other rights and remedies under any Operative Documents, or any other agreement to which Borrower is bound; and



          e. Apply proceeds of any sale or other disposition of Collateral first to costs and expenses of sale or collection or any other expense to which it is entitled under any Operative Documents, and then to payment of any Obligation in whatever order Bank may elect; and



          f. Institute suit directly against Borrower or any other Obligor without first foreclosing or liquidating any Collateral or without suing any other Obligor.



                       SECTION 8 - TELECAPITAL'S EXPENSES
                       ----------------------------------


          Should TeleCapital employ counsel for advice or representation relating to the collection or enforcement of this Agreement after an event of default (whether or not suit is actually instituted), TeleCapital may collect from any Obligor all TeleCapital's reasonable expenses and fees including (a) all reasonable fees and disbursements of TeleCapital's counsel and (b) all reasonable expenses of, or in anticipation of, litigation. All of those collection fees and expenses shall be due and payable upon demand, shall bear interest at the default rate in effect from time to time under this Agreement and shall deemed to be Obligations secured by all Collateral.



                  SECTION 9 - PERFORMANCE OF BORROWER'S DUTIES
                  --------------------------------------------


          Should Borrower fail to perform any duty or obligation imposed upon Borrower under this Agreement or any other Operative Document when due (and any applicable cure period shall have expired), TeleCapital may, at its option, perform any such duty or obligation. The expenses incurred by TeleCapital in performing any of TeleCapital's duties or obligations shall be with interest at the default rate in effect from time to time under the Agreement, and shall be secured by this Agreement and by all other Collateral given to secure any Obligations. Any action take by TeleCapital pursuant to this Section shall not constitute a waiver of any Event of Default or an undertaking to perform, or complete, any of Borrower's duties, nor shall it impose any responsibility on TeleCapital to perform any of Borrower's duties in the future.



                 SECTION 10 PURCHASE OPTION; BORROWER'S OPTION
                 ---------------------------------------------


          10.1  TeleCapital's Purchase Option. TeleCapital shall have the option
                -----------------------------
("TeleCapital's Option") to acquire all of Equipment financed, in whole or in part, by a Loan and all initial Location Agreements relating to that Equipment, (collectively, "Option property" on the maturity date or the date of any earlier satisfaction of the Note evidencing that Loan, at an option price of One Dollar ($1.00) if, but only if, Borrower does not exercise the Borrower's option (defined in Section 10.2). TeleCapital may exercise TeleCapital's Option by giving Borrower notice of its exercise not later than ten days after the maturity date or any earlier date of satisfaction of that Note. If TeleCapital's Option is exercised, on the notice date or the date of maturity or satisfaction, whichever is later, TeleCapital shall pay Borrower the option price and Borrower shall assign to TeleCapital good title to, and all of its right, title and interest in and to, that "Option Property" free and clear of all Liens. In that event, Borrower shall execute a warranty bill of sale and those other documents that TeleCapital may require to obtain good and clear title to the "Option Property" as described above.



          10.2  Borrower's Option. So long as no Event of Default has occurred
                -----------------
and is continuing, Borrower shall have the option ("Borrower's Option") to cancel TeleCapital's option at an option price equal to ten percent (10%) of the Note evidencing the Loan. Borrower may exercise this option at any time on or prior to the maturity date or the date of any earlier satisfaction of the Note evidencing that Loan by paying that option price to TeleCapital. Borrower's payment of that option price shall be in addition to, and not in lieu of, any interest, principal or other payments due under any Note, this Agreement or any other Operative Document.



                              SECTION 11 - DEPOSIT
                              --------------------


          Borrower shall deliver to TeleCapital ______________________________ and 00/100 ($_________.00) (the "Deposit"), representing an amount equal to the scheduled monthly installments on the Loan that are due on June 15, 2002, and July 15, 2002, (the "Due Dates"). The Deposit shall be deemed to be part of the Collateral for the Obligations. So long as no Event of Default has occurred and is continuing, TeleCapital shall apply the Deposit t the monthly installments on their respective due dates; otherwise, TeleCapital shall apply the Deposit in accordance with Section 7(e). TeleCapital shall not be required to segregate the Deposit from TeleCapital's funds or to pay interest on the deposit.



                           SECTION 12 - MISCELLANEOUS
                           --------------------------


          12.1  Construction. In this Agreement, unless specified otherwise:
                ------------
"any" means "any one or more"; "including" means "including without limitation"; "day" means "calendar day," singular words include plural, and vice versa. Headings are for convenience only, and do not affect the meaning of any provision; reference to an agreement includes reference to its permitted supplements, amendments and other modifications; and reference to a person includes reference to an individual or an entity and to its or their permitted successors and assigns in the applicable capacity; and titles, headings and subheadings are for organizational purposes only and neither to add to, nor limit, the meaning of any provision.



          12.2  Term. This agreement shall remain in full force and effect until
                ----
Borrower shall have indefeasibly paid and performed all of the Obligations.



          12.3  Notices. All notices, consents, requests, and other
                -------
communications under this Agreement shall be in writing and shall be effective:
(a) upon delivery by hand; (b) one day after being deposited with a recognized overnight delivery service; or (c) three days after being deposited in the United States mail, first-class, postage prepaid, registered or certified, return receipt requested, in each case addressed to such party at its address set forth in the caption of this Agreement (or to such other address as hereafter may be designated in writing by such party to the other party).



          12.4  No Waiver, Remedies Cumulative. No failure or delay by
                ------------------------------
TeleCapital in exercising any right or remedy hereunder operates as a waiver thereof. No single or partial exercise of any right or remedy hereunder by TeleCapital precludes any other or further exercise of any right or remedy hereunder. Except as expressly provided herein, the exercise of any right or remedy hereunder does not preclude the simultaneous or later exercise of any other rights or remedies available at law or in equity.



          12.5  Governing Law; Jurisdiction; Service of Process. THE PARTIES
                -----------------------------------------------
HEREBY IRREVOCABLY DECLARE AND AGREE AS FOLLOWS: This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, regardless of the conflict of laws principles thereof. Any legal action, suit or other proceeding arising out of or in any way connected with, this Agreement may be brought in the courts of the State of Colorado, or in the United States courts for the District of Colorado. With respect to any such proceeding in any such court: (a) Each party generally and unconditionally submits itself and its property to the nonexclusive jurisdiction of such court, (b) Each party waives, to the fullest extent permitted by law, any objection it has or hereafter may have to the venue of such proceeding, as well as any claim it has or may have that such proceeding is in an inconvenient forum, (c) process may be served on a party anywhere in the world, by the same methods as are required for notice under this Agreement.



          12.6  Successors or assigns; No Third Party Rights. This Agreement is
                --------------------------------------------
binding upon and inures to the benefit of the parties and their permitted successors and assigns. Borrower may not assign any of its rights or obligations under this Agreement without the prior written consent of TeleCapital, in its absolute discretion. If TeleCapital (or any assignee of TeleCapital) shall assign its rights under the Operative Documents, all terms and conditions of the Operative Documents shall remain in full force and effect and any such assignees shall succeed to the rights and remedies of TeleCapital. Nothing in this Agreement confers, or is intended to confer, expressly or by implication, any rights or remedies upon any person, other than Borrower or TeleCapital (and its assignees).



          12.7  Complete Agreement; Modifications. This Agreement, together with
                ---------------------------------
the other Operative Documents, constitutes the entire agreement between the parties with respect to the transaction contemplated hereby and supersedes all prior agreements and understandings with respect to the subject matter hereof and thereof. This Agreement may not be amended or modified in any way, nor may noncompliance with is terms be waived, except pursuant to a written instrument signed by the party to be charged.



          12.8  Severability. Any provision of this Agreement that is prohibited
                ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction.



          12.9  Counterparts. This Agreement may be executed by the parties in
                ------------
separate counterparts, each of which when so executed and delivered is deemed an original. All such counterparts together constitute but one and the same instrument.



                           SECTION 13 - NO JURY TRIAL
                           --------------------------


     EACH OF BORROWER AND TELECAPITAL HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT AND REPRESENTS THAT IT HAS CONSULTED WITH COUNSEL SPECIFICALLY WITH RESPECT TO THIS WAIVER.



          IN WITNESS WHEREOF, Borrower and TeleCapital have executed this Agreement as of the date first above written.



                         BORROWER:



                         METROPHONE TELECOMMUNICATIONS, INC.



                         By: /s/
                            -----------------------------
                         Name: Amir F. Heshmatpour
                         Title: President



                         TELECAPITAL, L.P.



                         By:
                             ----------------------------
                         Name: Lawrence Jaeger

                         Title: Managing Director

                                                            Loan #: 1058-1-50131



                                      NOTE

$55,000.00

                                                            Date: April 14, 1997
                                                      Place: Redmond, Washington



          FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of TeleCapital, L.P. ("TeleCapital"), a Delaware limited partnership, at its offices at 2530 S. Parker Road, Suite 500, Aurora, Colorado 80014, or such other address as TeleCapital shall advise Borrower in writing, on or before July 15, 2002, ("Maturity Date"), the principal sum of Fifty-five Thousand and 00/100 dollars ($55,000.00 U.S.) together with interest from the date hereof at the rate of Fourteen and Ninety Hundredths percent (14.90%) per annum, on the outstanding principal balance, due and payable in Sixty (60) equal consecutive monthly installments, as described each month thereafter until July 15, 2002, when all outstanding principal and accrued interest are due and payable in full. Payments shall be applied first to interest due and the balance shall be applied to principal. In addition, if any monthly installment is not paid within ten days of its due date, Borrower agrees to pay a late charge equal to five percent (5%) of any such overdue monthly installment.



          This Note is executed and delivered pursuant to a certain Loan and Security Agreement dated April 14, 1997, as may be amended ("Loan Agreement") between TeleCapital and Borrower, is subject to all the terms and provisions thereof, including, provisions for the prepayment and the acceleration of the maturity hereof. Capitalized terms in this Note that are defined in the Loan Agreement and not otherwise defined in this Note shall be defined as in this Note. This Note is secured by all Collateral including, without limitation, a security interest in the Equipment Collateral and the security provided for in the Assignment of Location Agreements and Assignment of OSP Commissions. In addition, this Note is secured by all other "Collateral" and other security under any other existing or future loan and security agreement, assignment, mortgage or other security agreement, assignment, mortgage or other security agreement given by Borrower [or any guarantor] to secure any indebtedness owing by Borrower to TeleCapital.



          At the option of TeleCapital or any holder of this Note, the whole unpaid balance of the principal indebtedness, together with all interest thereon and all other sums due hereunder or otherwise owing by the Borrower to TeleCapital, shall become immediately due and payable upon the occurrence of any "Event of Default" (as defined in the Loan Agreement) including, without limitation, any failure to make any payment under this Note within 10 days of notice of default or (ii) any breach by Borrower of its obligations under, or failure to perform any provision of, this Note, the Loan, Agreement, or any other Operative Document, Commissions or any other existing or future agreement between the Borrower and TeleCapital or any other holder of this Note, subject to any cure period in any such agreement.



          No delay on the part of TeleCapital in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. All rights and remedies of TeleCapital whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singly or concurrently.



          If any term, condition or provision of this Note is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other term, condition or provision of this Note.



          Except as provided herein, Borrower hereby waives demand, grace, presentment, protest, notice of dishonor or nonpayment and notice of the exercise of any option hereunder, notice of the acceleration of maturity or due date, and any and all other notices and demands whatsoever.



          This Note may be prepaid in whole or in part, without penalty or premium, from time to time at the option of Borrower, provided that any partial prepayment shall not relieve Borrower or the obligation to continue making its regularly scheduled payments or principal and interest hereunder. All prepayments including payment of the last month's installment required hereunder, shall be applied first to the payment of interest due and any remainder shall be applied to the principal balance.



          The obligations of Borrower hereunder are absolute and unconditional and are not subject to setoff or delay for any reason or for any cause whatsoever.



          The obligations of Borrower hereunder shall bind Borrower and its successors and assigns, and shall accrue to the benefit of TeleCapital or any holder of this Note and their respective successors and assigns.



          Borrower agrees to pay in addition to all other sums due and payable hereunder all costs and expenses, including attorneys fees, incurred by TeleCapital in enforcing this Note and the collection of all amounts due hereunder.



          This Note shall be construed and enforced in accordance with the laws of the State of Colorado without regard to principles of conflicts of laws. Borrower consents to the jurisdiction of the federal and state courts located in Colorado, and consents to service of process by regular mail at borrower's address specified below.



          BORROWER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY PROCEEDING RELATING TO THIS NOTE AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL AS TO, AND TO CAREFULLY CONSIDER, THIS WAIVER. BY ACCEPTING THIS NOTE, TELECAPITAL ALSO WAIVES ITS RIGHT TO REQUEST A TRIAL BY JURY.

          IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.



                                        BORROWER:
                                        METROPHONE TELECOMMUNICATIONS, INC.


                                        By:
                                           ----------------------------
                                        Name: Amir F. Heshmatpour
                                        Title: President



                          BORROWER'S ACKNOWLEDGEMENT


STATE OF

COUNTY OF


          On this ___ day of __________, 19__, the undersigned officer, Amir F. Heshmatpour, personally appeared before me, who acknowledged himself to be the President of METROPHONE TELECOMMUNICATIONS, INC., the Borrower named in this Agreement and that he, as such officer, being duly authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said Corporation as such officer.



       IN WITNESS WHEREOF, I have hereunto set my hand and official seal





                                        --------------------------------
                                        Notary Public
                                        MY COMMISSION EXPIRES:




                                      -2-